Note and Warrant Purchase Agreement

      This NOTE AND WARRANT PURCHASE AGREEMENT, dated as of July 29, 2005 (this "Agreement"), is by and among BioForce Nanosciences, Inc., a Delaware corporation (the "Company"), as seller, and FCPR SGAM Biotechnology Fund (the "Investor"), as purchaser. The Company and the Investor are referred to collectively as the "Parties," and individually as a "Party."

                                    RECITALS

      WHEREAS, the Investor is an existing stockholder of the Company; and

      WHEREAS, the Company desires to borrow from the Investor and the Investor desires to loan to the Company $1,000,000 in accordance with the terms and conditions contained herein.

      NOW THEREFORE, upon the terms and subject to the conditions set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

      Unless otherwise defined in the text of this Agreement, all capitalized terms have the meanings attributed to them in Appendix A, which is incorporated herein by reference.

                                    ARTICLE II

                         PURCHASE AND SALE OF THE NOTES

      Section 2.01 Loans.

            (a) The Investor agrees, subject to the terms and conditions set forth herein, to make a loan to the Company on the First Closing Date, in the aggregate amount of $500,000 (the "First Loan"). The obligations of the Company to repay the First Loan shall be evidenced by the Company's convertible unsecured promissory note in the form attached hereto as Exhibit A (the "First Note").

            (b) Upon not less than ten (10) days' prior written notice to the Investor by the Company's submission of a written request, the Investor agrees, subject to the terms, conditions and requirements set forth herein, to make an additional loan of $500,000 (the "Second Loan"; the Second Loan and the First Loan are collectively referred to as the "Loans," and each as a "Loan"). The obligations of the Company to repay the Second Loan shall be evidenced by the Company's unsecured promissory note also in the form attached hereto as Exhibit A (the

"Second Note"; the Second Note and the First Note are collectively referred to as the "Notes," and each as a "Note").

      Section 2.02 Warrants.

            (a) As an inducement for the Investor to convert the First Loan, but subject to the provisions of Section 2.02(b), the Company shall issue and deliver to the Investor upon the conversion of the First Note held by the Investor, a warrant to purchase that number of Common Shares equal to five percent (5%) of the Future Securities per month, for up to a maximum of four months, for a maximum number of Common Shares equal to twenty percent (20%) of the Future Securities. Such warrant (the "First Warrant") shall be substantially in the form of Exhibit B. The exercise price for the First Warrant shall be equal to $0.01 per share. The First Warrant shall expire on the fifth (5th) anniversary of the issuance date of the First Warrant.

            (b) If the Second Closing Date occurs at any time prior to the closing of the Company's sale or issuance of its Common Stock, Preferred Stock, or other equity securities convertible into Common Stock for cash (excluding securities issued pursuant to outstanding options or upon conversion of the Notes) in one transaction or a series of transactions occurring after the date hereof, which results in the receipt by the Company of at least $1,000,000 in proceeds from any combination of (a) Wellmark Blue Cross and Blue Shield of Iowa, (b) Iowa Farm Bureau, (c) The Principal Financial Group and/or (d) other institutional investors who invest in the Second Notes (the "Tranche lB Investors") (a "Tranche lB Financing"), then the Company shall issue and deliver to the Investor, upon the conversion of the Second Note held by the Investor, a warrant to purchase a number of Common Shares equal to five percent (5%) of the Future Securities per month, for up to four months, for a total number of Common Shares equal to twenty percent (20%) of the Future Securities. Such warrant (the "Second Warrant") shall be substantially in the form of Exhibit B. The exercise price for the Second Warrant shall be equal to $0.01 per share. The Second Warrant shall expire on the fifth (5th) anniversary of the issuance date of the First Warrant.

      Section 2.03 Closing Date. The closing for the purchase and sale of the First Note shall take place at the latest at 10:00 A.M. (local time) on July 29, 2005 (the "First Closing Date"), and with respect to the purchase and sale of the Second Note, on the date and at the time designated by the Company in its written request (the "Second Closing Date"), or on such other dates at such other times or place as the Parties may agree. The First Closing Date and the Second Closing Date shall collectively be referred to herein as the "Closing Dates" and sometime individually as a "Closing Date."

                                   ARTICLE III

                              CONDITIONS TO CLOSING

      Section 3.01 Investor's Conditions to Closing. The obligation of the Investor to make any given Loan and perform its obligations contemplated hereby at the Closing Date for such Loan is subject to the satisfaction of the following conditions precedent, any of which may be waived by the Investor in its sole discretion:

            (a) Accuracy of Representations and Warranties. Each representation and warranty of the Company contained in this Agreement shall be true and correct in all material respects when made and as of such Closing Date.

            (b) Performance. The Company shall have performed and complied with in all material respects all covenants, agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at such Closing Date.

            (c) Certificates and Documents. The Company shall have delivered to the Investor on or before such Closing Date, in a form reasonably acceptable to the Investor, a certificate of the Secretary of the Company dated as of such Closing Date, certifying as to a copy of the resolutions of the Board of Directors of the Company authorizing and approving (A) the Company's execution, delivery and performance of this Agreement and the Related Documents, all matters in connection with this Agreement and the Related Documents and the transactions contemplated hereby or thereby, and (B) the execution, issuance, sale, delivery and performance of the Notes.

            (d) Compliance Certificate. The Company shall have delivered to the Investor a certificate, executed by the President of the Company as of such Closing Date, certifying that the conditions specified in Sections 3.01(a) and
(b) have been satisfied in all material respects.

            (e) Legal Investment. As of such Closing Date, the purchase of the Note by the Investor shall be legally permitted by all laws and regulations to which the Investor and the Company are subject.

            (f) No Proceedings. No suit, action, investigation, inquiry or other legal or administrative proceeding by any governmental authority or other Person shall have been instituted or threatened that seeks to enjoin, restrain or prohibit, or that questions the validity or legality of, the transactions contemplated by this Agreement or the Related Documents.

      Section 3.02 Company's Conditions to Closing. The obligation of the Company to perform its obligations contemplated hereby at the Closing Date for a Loan is subject to the satisfaction of the following conditions precedent, any of which may be waived by the Company in its sole discretion:

            (a) Accuracy of Representations and Warranties. Each representation and warranty of the Investor contained in this Agreement shall be true and correct in all material respects when made and as of such Closing Date.

            (b) Performance. The Investor shall have performed and complied with in all material respects all covenants, agreements and conditions contained in this Agreement required to be performed or complied with by the Investor prior to or at such Closing Date.

            (c) Compliance Certificate. The Investor shall have delivered to the Company a certificate, executed by an officer of the Investor as of such Closing Date, certifying that the conditions specified in Sections 3.02(a) and (b) have been satisfied in all material respects.

            (d) Legal Investment. As of such Closing Date, the purchase of the Note by the Investor shall be legally permitted by all laws and regulations to which the Investor and the Company are subject.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Investor as follows:

      Section 4.01 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has previously furnished to the Investor true and complete copies of its Charter Documents and any other agreements affecting its governance.

      Section 4.02 Corporate Power. The Company has full corporate and other power and authority (i) to own, lease and operate its properties and assets,
(ii) to carry on its business as presently conducted, (iii) to execute and deliver this Agreement, the Related Documents and any other instruments or documents provided for herein or therein, (iv) to issue and sell the Notes and the Warrant, and (v) to carry out and perform its obligations under the terms of this Agreement and the Related Documents.

      Section 4.03 Authorization; Enforceability. The execution and delivery of this Agreement and the Related Documents by the Company, and, except for the authorization and issuance of the Future Securities, the performance of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action. This Agreement and each Related Document, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally, and to general principles of equity.

      Section 4.04 Validity of Shares. The Warrant Shares and the Future Securities will be duly and validly reserved by the Company and, upon issuance in accordance with the exercise procedures in the Notes, the Warrant and the Company's then current Amended and Restated Certificate of Incorporation, as the case may be, will be duly and validly issued, fully paid, non-assessable and free and clear of all Liens.

      Section 4.05 No Conflicts. The execution, delivery and performance of this Agreement and the Related Documents by the Company do not and will not (i) conflict with or violate any Applicable Law or any judgment, order, decree, stipulation or injunction to which the Company is subject on the Closing Dates,
(ii) violate or conflict with the provisions of its Charter Documents, or (iii) result in the breach of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of its assets or properties pursuant to, any note, bond, contract, lease, license, permit, indenture, mortgage or any other instrument or agreement to which the Company is a party or by which any of its property is bound on the Closing Dates.

      Section 4.06 Consents. No consent, approval, authorization, license, order or permit of, or declaration, registration or filing with, or notification to, any governmental authority or any other Person is required in connection with the execution, delivery and performance of this Agreement and the Related Documents, or the consummation of any transaction contemplated hereby or thereby, except those filings related to applicable securities laws, if any.

      Section 4.07 Legal Proceedings. There is no pending or threatened litigation, arbitration, civil, administrative or criminal proceedings, including bankruptcy proceedings, or any other legal proceedings against the Company which could have a Material Adverse Effect.

      Section 4.08 Disclosure. To the knowledge of the Sellers, there are no other facts or circumstances known to the Sellers which may have a Material Adverse Effect and which have not been or will not be fully and fairly disclosed to the Buyer.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      The Investor represents and warrants to the Company as follows:

      Section 5.01 Organization. The Investor is duly organized and validly existing and is in active status under the laws of France.

      Section 5.02 Authorization; Enforceability. The execution and delivery of this Agreement and the Related Documents by the Investor, and the performance of its obligations hereunder and thereunder, are within its powers and have been duly authorized by all necessary action. This Agreement and each Related Document, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally, and to general principles of equity.

      Section 5.03 No Conflicts. The execution, delivery and performance of this Agreement and the Related Documents by the Investor do not and will not (i) conflict with or violate any Applicable Law or any judgment, order, decree, stipulation or injunction to which the Investor is subject on the Closing Dates,
(ii) violate or conflict with the provisions of its Charter Documents, or (iii) result in the breach of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of its assets or properties pursuant to any note, bond, contract, lease, license, permit, indenture, mortgage, or any other instrument or agreement to which it is a party or by which any of its property is bound on the Closing Dates.

      Section 5.04 Consents. No consent, approval, authorization, license, order or permit of, or declaration, registration or filing with, or notification to, any governmental authority or any third party is required in connection with the execution, delivery and performance of this Agreement and the Related Documents by the Investor, or the consummation of any transaction contemplated hereby or thereby by the Investor.

      Section 5.05 Experience. The Investor is a professional investment fund and has such knowledge and experience in financial business matters that it is capable of evaluating the risks and merits of an investment in the Notes and the Warrant (and potentially the Future Securities).

      Section 5.06 Investment Intent. The Investor is acquiring the Notes (and potentially the Future Securities) for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof within the next year. The Investor understands that the issuance and sale of the Notes have not been, and will not be (and the Future Securities will not be), subject to a registration statement filed under the Securities Act or any applicable state securities laws by reason of an exemption from such registration, which exemption depends upon, among other things, the accuracy of the representations expressed herein.

      Section 5.07 Rule 144; Legend. The Investor acknowledges that the Notes, the Warrant, and the Future Securities are or will be, as the case may be, restricted securities within the meaning of Rule 144 promulgated under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. In addition to any other applicable legend, the Notes, the Warrant, and the Future Securities shall contain or otherwise be imprinted with a legend substantially in the following form:

      "NEITHER THIS SECURITY NOR ANY SECURITIES THAT MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
      1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE WITHIN THE NEXT YEAR. SUCH SECURITIES MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE CONSENT OF THE COMPANY UNLESS THERE IS (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR
      (B) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT (I) SUCH REGISTRATION IS NOT REQUIRED, AND (II) SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED AND OTHERWISE COMPLIED WITH."

                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

      Unless the investor waives compliance therewith, the Company shall comply with the following:

      Section 6.01 Use of Proceeds. Unless otherwise approved by the Company's board of directors, the Company agrees to use the proceeds from the sale of the Notes and the Warrant to End the Company's operating capital needs according to the Business Plan and Projections attached hereto as Appendix B.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.01 Survival. The representations and warranties made herein shall survive any closing contemplated hereby for a period ending at the earlier of (i) five (5) years after such closing or (ii) the payment or conversion in full of the Note issued at such closing.

      Section 7.02 Entire Agreement. This Agreement and the Related Documents constitute the entire agreement relating to the subject matter hereof among the Parties and supersede all prior or contemporaneous agreements between the Parties. The Parties have not relied upon any representations, inducements, promises, undertakings or agreements other than those expressly set forth in this Agreement or the Related Documents.

      Section 7.03 Severability; Assignment. If any provision of this Agreement or any Related Document is held to be invalid, void or unenforceable for any reason, the remaining provisions shall nevertheless continue in full force and effect; provided, that nothing in this Section 7.03 shall be construed to limit or waive the breach of any representation with respect to enforceability of this Agreement. This Agreement and the Related Documents may not be assigned by either Party without the express prior written consent of the other Party hereto.

      Section 7.04 Legal Representation. Intentionally Deleted.

      Section 7.05 Notice.

            (a) Any notice or other communication required or permitted to be given or made under this Agreement or any Related Document (i) shall be in writing, (ii) may be delivered by hand delivery, First Class U.S. Mail (certified mail, return receipt requested), FedEx, UPS Overnight, Airborne or other internationally recognized delivery service, fax, or electronic transmission, and (iii) shall be delivered or transmitted to the appropriate address as set forth below.

            (b) Each notice or other communication shall be delivered or addressed to a Party at its address set forth below. A Party's address for notice may be changed from time to time by notice given to the other Party.

            Company:

                  BioForce Nanosciences, Inc.
                  2901 S. Loop Drive, Suite 3400
                  Ames, Iowa 50010-8634 USA
                  Facsimile: (515) 296-6570
                  Attn: Chief Executive Officer

                  With a copy to:

                        Michael Best & Friedrich LLP
                        One South Pinckney Street, #700
                        Madison, WI 53703
                        Attention: Gregory J. Lynch, Esq.
                                   Chad G. Bartell, Esq.
                        Fax No. (608) 283-2275

            Investor:

                  FCPR SGAM Biotechnology Fund
                  Societe Generale Asset Management
                  2 place de la Coupole
                  92400 Courbevoie
                  Attention: Jean-Yves Nothias
                  Facsimile: 33 1 5637 8647

            (c) Absent fraud, a receipt signed by the addressee or its authorized representative, a certified or registered mail receipt, a signed delivery service confirmation or a fax or e-mail confirmation of transmission shall constitute proof of delivery. Any notice actually received by the addressee shall constitute delivery notwithstanding the failure to comply with any provisions of this Section 7.05.

      Section 7.06 Further Assurances. Each Party agrees to execute and deliver such further documents and instruments and to do such further acts and things as may be necessary or desirable to carry out the intent and purposes of this Agreement and the Related Documents.

      Section 7.07 Execution and Closing of the Transaction. It is anticipated that this Agreement and the Related Documents may be executed, and the transactions contemplated by this Agreement may be closed and consummated, by the transmission of documents, signature pages of documents and funds by mail, delivery service, fax or other electronic transmission. Each Party agrees that the faxed delivery of a counterpart signature page to the other Party or its representatives shall constitute such Party's execution and delivery thereof and that this Agreement may be executed and delivered in counterparts, each of which shall be deemed an original and all of which shall constitute one instrument. The Parties agree that the attachment of original or faxed signature pages of any document by legal counsel acting in such capacity and in accordance with instructions, shall constitute the execution and delivery of such documents.

      Section 7.08 Governing Law. ALL MATTERS RELATING TO THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT AND THE RELATED DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF OR RULES OF CONSTRUCTION CONCERNING THE DRAFTSMAN HEREOF.

      The Parties have caused this Agreement to be executed and delivered effective as of the date first above written.

Company:

BIOFORCE NANOSCIENCES, INC.

By:______________________________
Name:____________________________
Title:___________________________

Investor:

FCPR SGAM BIOTECHNOLOGY FUND

By: Societe Generale Asset Management Alternative Investments, its management company

By: /s/ Midori Yokoyama
    -----------------------------
Name: Midori Yokoyama
      ---------------------------
Title: Partner
       --------------------------

      The Parties have caused this Agreement to be executed and delivered effective as of the date first above written.

Company:

BIOFORCE NANOSCIENCES, INC.

By: /s/ Laurence S. Russ
    -----------------------------
Name: Laurence S. Russ
      ---------------------------
Title: PRESIDENT & CEO
       --------------------------


Investor:

FCPR SGAM BIOTECHNOLOGY FUND

By: Societe Generale Asset Management Alternative Investments, its management company

By:______________________________
Name:____________________________
Title:___________________________

                                   Appendix A

                                 Defined Terms

"Act" has the meaning set forth in Section 5.7 of this Agreement.

"Accredited Investor" means an "accredited investor," as that term is defined under Rule 501(a) of Regulation D of the Securities Act.

"Agreement" has the meaning set forth in the caption to this Agreement.

"Applicable Law" means, with respect to any Person, any and all federal, national, state, regional, local, municipal or foreign laws, statutes, rules, regulations, guidelines, ordinances, licenses, permits, judicial or administrative decisions of any country, or any political subdivision, agency, commission, official or court thereof having jurisdiction over such Person or its business.

"Capital Stock" of any Person means any and all shares, equity interests, participations, profit sharing interests or other equivalents (however designated) of corporate stock (including each class of common stock and preferred stock) or partnership, limited liability company or membership interests of such Person.

"Charter Documents" mean a Person's formation or other governing documents, including but not limited to, as applicable, its certificate or articles of incorporation, bylaws, code of regulations, articles of organization, operating agreement, certificate of limited partnership and partnership agreement.

"Closing Dates" or "Closing Date" have the meaning set forth in Section 2.03 of this Agreement.

"Common Shares" means shares of the Company's Common Stock that may be authorized and issued from time to time.

"Company" has the meaning set forth in the caption to this Agreement.

"First Closing Date" has the meaning set forth in Section 2.03 of this Agreement.

"First Loan" has the meaning set forth in Section 2.01(a) of this Agreement.

"First Note" has the meaning set forth in Section 2.01(a) of this Agreement.

"Future Securities" means the Common Shares, Series A Shares or other Capital Stock of the Company issuable upon conversion of the Notes and the Common Shares issuable upon conversion of such Series A Shares or other Capital Stock, if applicable.

"Investor" has the meaning set forth in the caption to this Agreement.

"Lien" means any mortgage, assessment, security interest, easement, claim, trust, charge, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise, including judgment and mechanics' liens), or preference, priority or other security agreement or similar preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

"Loans" has the meaning set forth in Section 2.01(b) of this Agreement.

"Material Adverse Effect" means any effect on, or change in, the business or assets of the Company that is materially adverse to the financial condition of the Company and amounts to US $100,000 (one hundred thousand) or more.

"Notes" or "Note" have the meaning set forth in Section 2.01(b) of this Agreement.

"Parties" and "Party" have the meanings set forth in the caption to this Agreement.

"Related Documents" means the Warrant, the Notes, and all other agreements and certificates contemplated hereby to be delivered at or in connection with a Closing Date.

"Second Closing Date" has the meaning set forth in Section 2.03 of this Agreement.

"Second Loan" has the meaning set forth in Section 2.0 1(b) of this Agreement.

"Second Note" has the meaning set forth in Section 2.0 1(b) of this Agreement.

"Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such similar successor federal statute.

"Series A Shares" means shares of the Company's Series A Preferred Stock that may be authorized and issued from time to time.

"Warrant" has the meaning set forth in Section 2.02 of this Agreement.

"Warrant Shares" means the Common Shares, Series A Shares or shares or securities of Capital Stock for which the Investor is entitled to purchase under the terms and conditions of the Warrant.


                                       ii